AMLI RESIDENTIAL PROPERTIES TRUST
                  OPERATING AND FINANCIAL DATA
                         March 31, 1996


                       1.   Funds from Operations

                       2.   Statements of Operations

                       3.   Balance Sheets

                       4.   Selected Financial Information

                       5.   Debt

                       6.   Debt Maturities

                       7.   "Same Community" Comparison - three months ended
                              March 31, 1996 and 1995

                       8.   Property Information

                       9.   Acquisition Activities

                      10.   Development Activities

                 AMLI RESIDENTIAL PROPERTIES TRUST
                     FUNDS FROM OPERATIONS

Unaudited - Dollars in thousands except per share data
                       1996        1995                1995                                    1994
                     Qtr ended     Year ended     Three months ended                      Year ended
                      Mar. 31      Dec. 31        Dec.31    Sep. 30   Jun. 30   Mar. 31   Dec. 31,
                                                                                          Pro Forma
REVENUES
Property revenues:
  Rental            $17,431        $69,341        $17,284   $17,488   $17,440   $17,129   $61,480
  Other                 711          2,797            703       763       677       654     2,347
                    -----------------------------------------------------------------------------
Total Property
     Revenues        18,142         72,138         17,987    18,251    18,117    17,783    63,827
                    -----------------------------------------------------------------------------
Property operating
     expenses        (7,237)       (28,451)        (7,186)   (7,355)   (7,134)   (6,776)  (24,957)
Property management
     fees              (454)        (1,803)          (450)     (455)     (453)     (445)   (1,602)
                    -----------------------------------------------------------------------------
  Property expenses  (7,691)       (30,254)        (7,636)   (7,810)   (7,587)   (7,221)  (26,559)
Operating expense
     ratio            42.4%          41.9%          42.5%     42.8%     41.9%     40.6%     41.6%
Net operating
     income          10,451         41,884         10,351    10,441    10,530    10,562    37,268
                    -----------------------------------------------------------------------------

Other income
  Share of Service
     companies'
     income (loss)      (56)             3            (37)                  0        40       100
  Interest from
     Service
     Companies          114            455            113       114       114       114       455
  Other interest        125            407             99       146        92        70       491
  Share of
     partnerships
     cash flow          256            466            196       131        67        72       197
  Fee income -
     acquisition
     and development
     fees               190            426            136        35       140        115      267
  Fee income - asset
     management          77           224             57        57        56         54       38
  Other                  25            189             68        42        42         37      261
                    -----------------------------------------------------------------------------
Total other income      731          2,170            632       525       511        502    1,809
  General and
     administrative    (596)        (1,932)          (486)     (446)     (492)      (508)  (1,407)
                    -----------------------------------------------------------------------------
EBITDA               10,586         42,122         10,497    10,520    10,549     10,556   37,670

Interest expense     (2,818)       (12,926)        (3,082)   (3,164)   (3,325)    (3,355) (10,253)
Amortization of
  deferred costs       (451)        (1,792)          (450)     (450)     (431)      (461)  (2,415)
                    -----------------------------------------------------------------------------
Funds from
  operations (FFO)  $ 7,317        $27,404         $6,965    $6,906     $6,793    $6,740  $25,002
                    -----------------------------------------------------------------------------
Capital
  expenditures
  paid from FFO        (333)        (1,714)          (425)     (550)      (429)     (310)    (893)
Other
 (Co-investments
  Cap exp)               (9)           (29)            (9)      (10)        (5)       (5)       0
                    -----------------------------------------------------------------------------
Funds available
 for distribution
  (FAD)             $ 6,975        $25,661         $6,531    $6,346     $6,359    $6,425  $24,109
                    -----------------------------------------------------------------------------
FFO per share        $0.480         $1.900         $0.483    $0.479     $0.471    $0.467   $1.733
FAD per share        $0.457         $1.779         $0.453    $0.440     $0.441    $0.445   $1.671

Dividend per share    $0.43          $1.72          $0.43     $0.43      $0.43     $0.43    $1.68

Dividend as a %
 of FFO               89.6%          90.5%          89.1%     89.8%      91.3%      92.0%   96.9%
Dividend as a %
 of FAD               94.0%          96.7%          95.0%     97.8%      97.6%      96.6%  100.5%
















                                        1

AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS
Unaudited - Dollars in thousands except per share data

                                1996         1995                    1995                             1994
                              Qtr ended      Year ended         Three months ended                  Year ended
                              Mar. 31        Dec. 31        Dec.31    Sep. 30   Jun. 30   Mar. 31   Dec. 31,
REVENUES
Property Revenue:
  Rental                        $17,431         $69,341    $17,284    $17,488   $17,440   $17,129      $61,123
  Other                             711           2,797        703        763       677       654        2,338
Interest from and
 share of Service
  Companies' income (loss)           58             458         76        114       114       154          498
Other interest                      125             407         99        146        92        70          491
Gain on sale of
  residential property
  and interests rate caps             0           1,498        (16)     1,514         0         0          960
Other                               373             874        302        150       216       206          765
                              --------------------------------------------------------------------------------
  Total Revenue                 $18,698         $75,375    $18,448     $20,175  $18,539   $18,213      $66,175
                              --------------------------------------------------------------------------------
EXPENSES
Personnel                         1,594           6,287      1,589       1,599    1,601     1,498        5,290
Advertising and promotion           472           1,702        421         486      441       354        1,465
Utilities                         1,066           4,125      1,046       1,092      943     1,044        3,782
Building repairs and
 maintenance                      1,115           4,554      1,223       1,269    1,108       954        3,999
Landscaping and
grounds maintenance                 331           1,811        409         434      581       387        1,405
Real estate taxes                 2,120           7,947      1,989       1,937    1,972     2,049        7,169
Insurance                           234             914        218         230      236       230          843
Other operating expenses            305           1,111        291         308      252       260          881
Property management fees            454           1,803        450         455      453       445        1,422
Interest, net of capitalized      2,818          12,926      3,082       3,164    3,325     3,355       11,557
Amortization of deferred costs      451           1,792        450         450      431       461        2,448
Depreciation of real property     2,121           8,704      2,102       2,163    2,234     2,205        7,894
Depreciation of personal
 property                           548           2,081        465         586      507       523        2,733
General and administrative          596           1,932        486         446      492       508        1,616
                                 --------------------------------------------------------------------------------
  Total expenses                 14,225          57,689     14,221      14,619   14,576    14,273       52,504
                                 --------------------------------------------------------------------------------
Non-recurring item                    0             680          0          58      497       125          211
Income (loss) before
  taxes, minority
  interest and
  extraordinary item              4,473          17,006      4,227       5,498    3,466     3,815       13,460
                                 --------------------------------------------------------------------------------
Income taxes                          0               0          0           0        0         0           62
                                --------------------------------------------------------------------------------
Income (loss) before
  minority interest
  and extraordinary items         4,473          17,006      4,227       5,498    3,466     3,815       13,398
Minority interest                   807           3,287        806       1,051      669       761        2,681
                               --------------------------------------------------------------------------------
Income (loss) before
  extraordinary items             3,666          13,719      3,421       4,447    2,797     3,054       10,717
Extraordinary items net
  of minority interest:
  loss on early
  extinguishment of debt              0               0          0           0        0         0       (2,007)
                               --------------------------------------------------------------------------------
Net income (loss)               $ 3,666         $13,719     $3,421      $4,447   $2,797    $3,054       $8,710
                               ===============================================================================
Income (loss) per
  common share:
  Before extraordinary item    $   0.29           $1.18      $0.29       $0.38    $0.24     $0.26        $0.92
  Extraordinary item           $   0.00           $0.00      $0.00       $0.00    $0.00     $0.00       $(0.17)
  Income per common share      $   0.29           $1.18      $0.29       $0.38    $0.24     $0.26        $0.75
                               ===============================================================================
FUNDS FROM OPERATIONS                                                                                 PROFORMA
Income (loss) before
  taxes, minority
  interest and
  extraordinary item            $ 4,473         $17,006     $4,227      $5,498   $3,466    $3,815      $14,878
                                --------------------------------------------------------------------------------
Depreciation of real
  property                        2,121           8,704      2,102       2,163    2,234     2,205        7,894
Depreciation of
 personal property                  548           2,081        465         586      507       523        2,733
Non-recurring items                   0             680          0          58      497       125          211
Other                               175             431        155         115       89        72          246
Gain on sale of
  residential property
  and interest rate caps              0          (1,498)        16      (1,514)       0         0         (960)
                                --------------------------------------------------------------------------------
Funds from operations (FFO)     $ 7,317         $27,404     $6,965      $6,906   $6,793    $6,740      $25,002
FFO per share                   $ 0.480          $1.900     $0.483      $0.479   $0.471    $0.467       $1.733
                                --------------------------------------------------------------------------------
Capital expenditures
  paid from FFO                $   (333)        $(1,714)     $(425)      $(550)   $(429)    $(310)       $(893)
Other (Co-investments
  Cap exp)                           (9)            (29)        (9)        (10)      (5)       (5)           0
                                --------------------------------------------------------------------------------
Funds available for
  distribution (FAD)            $ 6,975         $25,661     $6,531      $6,346   $6,359    $6,425      $24,109
FAD per share                   $ 0.457          $1.779     $0.453      $0.440   $0.441    $0.445       $1.671
                               --------------------------------------------------------------------------------
Dividends per share            $   0.43           $1.72      $0.43       $0.43    $0.43     $0.43        $1.68
                               ===============================================================================
Dividends as a % of FFO           90.0%           90.5%      89.1%       89.8%    91.3%     92.0%        96.9%
Dividends as a % of FAD           94.4%           96.7%      95.0%       97.8%    97.4%     96.6%       100.5%
                               ===============================================================================

                                        2

AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS
Unaudited - Dollars in thousands except per share data
                                   Mar. 31,   Dec. 31,      Sep. 30,       Jun. 30,  Mar. 31,  Dec. 31,
                                   1996       1995          1995           1995      1995      1994
ASSETS
Rental apartments
  Land                             $58,643    $58,643       $56,755        $59,723   $59,723   $59,723
  Depreciable property             361,330    361,011       351,518        377,190   376,508   375,713
                                   -------------------------------------------------------------------
                                   419,973    419,654       408,273        436,913   436,231   435,436
  Less accumulated depreciation    (41,826)   (39,157)      (36,590)       (35,043)  (32,302)  (29,574)
                                   -------------------------------------------------------------------
                                   378,147    380,497       371,683        401,870   403,929   405,862

Property under development          42,763     23,211        30,758         21,494    12,948    16,326
Investments in partnerships         17,758     12,255         9,425          9,444     8,516     2,948
Cash and cash equivalents            2,630      2,829         2,890          3,391     3,884     4,010
Security deposits                    1,874      1,880         1,906          2,054     2,016     2,049
Deferred costs, net                  4,922      5,415         5,832          6,125     5,857     6,211
Other assets                         8,869      7,140         8,218          6,418     5,939     5,213
                                   -------------------------------------------------------------------
Total assets                      $456,963   $433,227      $430,712       $450,796  $443,089  $442,619
                                  ====================================================================
LIABILITIES AND SHAREHOLDERS EQUITY
Debt                              $218,267   $215,255      $210,040       $232,802  $223,847  $217,687
Accrued interest payable             1,127      1,230         1,159          1,568     1,511     1,137
Accrued real estate taxes            3,577      6,471         6,615          4,694     3,414     6,212
Construction costs payable           2,213      1,369         2,237            261       534       591
Security deposits and
  prepaid rents                      2,185      2,439         2,420          2,679     2,522     2,699
Other liabilities                    1,741      1,223         1,023            870       601     1,389
                                   -------------------------------------------------------------------
Total liabilities                  229,110    227,987       223,494        242,874   232,429   229,715
                                   -------------------------------------------------------------------
Minority interest                   38,979     39,077        39,522         39,945    41,151    42,743
                                   -------------------------------------------------------------------
Shareholders' equity
  Preferred shares, $.01
   par value                            11
  Shares of beneficial interest,
    $.01 par value                     118        117           117             117      116       115
  Additional paid-in capital       242,927    218,752       218,685         218,393  217,713   216,577
  Retained earnings                (17,039)   (20,705)      (24,126)        (28,573) (31,370)  (34,424)
  Dividends paid                   (37,143)   (32,001)      (26,980)        (21,960) (16,950)  (12,107)
                                   -------------------------------------------------------------------
    Total shareholders' equity     188,874    166,163       167,696         167,977  169,509   170,161
                                   -------------------------------------------------------------------
Total liabilities and
  shareholders' equity             $456,963  $433,227      $430,712        $450,796 $443,089  $442,619
                                   ===================================================================









                                        3

                        Amli Residential Properties Trust
                    Selected Quarterly Financial Information
                                 March 31, 1996
                    (in thousands except for per share data)

                                             Mar 31         Dec 31    Sep 30    Jun 30    Mar 31    Dec 31
                                             1996           1995      1995      1995      1995      1994
Total Debt                                   $218,267       215,255    210,040   232,802   223,847   217,687
Total Debt (1)                                244,149       227,204    220,260   242,051   231,767   223,495

Total Shares and Units Outstanding (2)         15,653        14,427     14,427    14,427    14,427    14,427
Value per Common Share - end of quarter       $20.125        $20.00     $19.25    $19.00    $17.75    $18.75

Total Equity (Market Value) - end of quarter  315,014       288,534    277,714   274,107   256,074   270,501

Total Market Capitalization                   533,281       503,789    487,754   506,909   479,921   488,188
Total Market Capitalization (1)               559,163       515,738    497,974   516,158   487,841   493,996
                                             ===============================================================
Total Revenues (3)                             18,698        18,464     18,661    18,539    18,213    17,651
EBITDA (4)                                     10,586        10,497     10,520    10,549    10,556    10,432

FFO                                             7,317         6,965      6,906     6,793     6,740     6,747
FAD                                             6,975         6,531      6,346     6,359     6,425     6,471

Dividends                                       6,559         6,203      6,203     6,203     6,203     6,059

Debt service (excluding
  capitalized interest)                         3,060         3,320      3,372     3,529     3,558     3,384
Interest Expense                                2,818         3,082      3,164     3,325     3,355     3,203

G & A Expense                                     596           486        446       492       508       391

Total Shares and Units
  Outstanding - Wtd. Avg.                      15,254        14,427     14,427    14,427    14,427    14,427
                                             ===============================================================
Debt Service Coverage Ratio                      3.46          3.16       3.12      2.99      2.97      3.08
Interest Coverage Ratio                          3.76          3.41       3.32      3.17      3.15      3.26

Debt as % of Total Market Capitalization       40.93%        42.73%     43.06%     45.93%   46.64%    44.59%
Debt as % of Total Market Capitalization (1)   43.66%        44.05%     44.23%     46.89%   47.51%    45.24%
EBITDA as % of Total Market Capitalization      7.94%         8.33%      8.63%      8.32%    8.80%     8.55%
FFO as % of Total Market Equity                 9.29%         9.66%      9.95%      9.91%   10.53%     9.98%

G&A as % of Total Market Capitalization         0.45%         0.39%      0.37%      0.39%    0.42%     0.32%
G&A as % of Total Revenues                      3.19%         2.63%      2.39%      2.65%    2.79%     2.22%

Dividends as % of FFO                           89.6%         89.1%      89.8%      91.3%    92.0%     89.8%
Dividends as % of FAD                           94.0%         95.0%      97.8%      97.6%    96.6%     93.6%
                                             ===============================================================
Apartment Units - Wholly Owned
  In Operation                                 9,600          9,600      9,368      9,789    9,789     9,789
  Under Development                              612            612        844        720      456       456
Apartment Units - Co-Investment
  In Operation                                 2,687          2,245      2,003      2,003    1,687     1,451
  Under Development                              948            948        502        502      502       502
                                             ---------------------------------------------------------------
    Total Units                               13,847         13,405     12,717     13,014   12,434    12,198
                                             ===============================================================

  (1) Including proportionate share of debt of Co-investment partnerships accounted for using the equity method.
  (2) Including 1,100 preferred shares convertible to common shares.
  (3) Excluding non-recurring gain of $960 in the third quarter of 1994 and $1,564 in the third quarter of 1995.
  (4) Includes other income, net of G & A expenses.








                                        4

                        Amli Residential Properties Trust
                                      Debt
                                 March 31, 1996
                                 (in thousands)
                    Total     Fixed Rate     Tax Exempt     Lehman    Lehman    Wachovia  Harris LOC/    Citicorp/
                    Debt      Mortgages      Bonds          Whole     Line      Line of
                                                            Loan      Credit    Credit    Const. Loan    First Chgo.    Other
Dec. 31, 1994       $217,687       54,845         40,750    54,835    44,000   19,518           2,989                          750
  Borrowings           7,527                                 6,500     1,027
  Repayments          (1,367)        (203)                                                     (1,164)
                    --------------------------------------------------------------------------------------------------------------
Mar. 31, 1995       $223,847       54,642         40,750    54,835    50,500   20,545           1,825                          750
  Borrowings           9,159                                           4,500    2,855           1,304           500
  Repayments            (204)        (204)
                    --------------------------------------------------------------------------------------------------------------
Jun. 30, 1995       $232,802       54,438         40,750    54,835    55,000   23,400           3,129           500            750
  Borrowings          21,375       13,800                                       7,575
  Repayments         (44,137)        (208)                           (40,800)                  (3,129)
                    --------------------------------------------------------------------------------------------------------------
Sep. 30, 1995       $210,040       68,030         40,750    54,835    14,200   30,975               0           500            750
  Borrowings           5,453                                           1,800    1,560             250         1,843
  Repayments            (238)        (238)
                    --------------------------------------------------------------------------------------------------------------
Dec. 31, 1995       $215,255       67,792         40,750    54,835    16,000   32,535             250         2,343            750
  Borrowings           9,504                                                                      491         5,606          3,407
  Repayments          (6,492)        (242)                            (6,000)                    (250)
                    --------------------------------------------------------------------------------------------------------------
Mar. 31, 1996       $218,267       67,550         40,750    54,835    10,000   32,535             491         7,949          4,157
                    ==============================================================================================================

Amount Capped                                    $31,250    54,835    15,000    5,845

Capped To                                         2/15/97   8/1/97    4/1/97   2/5/98


Maximum Effective
  Rate - Capped
       Portion                                      4.23%    5.76%     9.35%    5.38%
                                                  ===================================

Tax Exempt Bonds        All-in rate reflects maximum (including all Housing Authority, Trustee, and Credit Enhancement Costs)
                        effective rate with 3% rate cap in place.

Lehman Whole Loan       All-in rate reflects maximum effective rate with 3.875% 30 day LIBOR cap in place through August 1, 1997.
                        The rate on this Lehman loan is 5.76% until August 1997 and is fixed thereafter at 8.35% until maturity on August 9, 2001.  This loan is being prepaid in full in May 1996.

Lehman $39.6 Million
  Line of Credit        All-in rate reflects LIBOR + 185.  Of the total, $15,000 has been capped based on 30 day LIBOR of 7.5%
                        through April 1, 1997.  This loan was prepaid in full in April 1996.

Wachovia $50 Million
  Line of Credit        Interest at LIBOR + 150 on $23,760 and LIBOR + 175 on $8,775.  $14,000 has been swapped to a 6.65% fixed rate to February 24, 1997, $12,400 has been swapped to a 6.47% fixed rate to February 15, 1997 and $5,845 has been capped based on 30 day LIBOR of 3.875% through February 15, 1998.

                                        5

AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES
MARCH 31, 1996
Unaudited - dollars in thousands
                              1996      1997     1998   1999     2000  Thereafter    Total     % to
                                                                                               Total
Fixed Rate Mortgages          $765   $24,750  $11,530   $591      $639   $29,275      $67,550   30.9%
Tax Exempt Bonds                                                          40,750       40,750   18.7%
Lehman Whole Loan                        181      574    623       678    52,779       54,835   25.1%
Lehman Line of Credit        1,667     3,333    3,333   1,667                          10,000    4.6%
Wachovia Line of Credit                        23,760                                  23,760   10.9%
Wachovia Construction Loan                      8,775                                   8,775    4.0%
Harris Construction Loan       491                                                        491    0.2%
Harris Line of Credit                                                                       0    0.0%
Citicorp Loan                                   7,949                                   7,949    3.6%
Other                        4,157                                                      4,157    1.9%
                            -------------------------------------------------------------------------
Total Loans                 $7,080   $28,264  $55,921  $2,881   $1,317  $122,804     $218,267  100.0%
                            =========================================================================
  Percent to Total            3.2%     12.9%    25.6%    1.3%     0.6%     56.3%       100.0%   89.4%
                            =========================================================================
SHARE OF CO-INVESTMENT DEBT
Prudential Insurance (25%)      34        49       53   3,055                           3,191   12.3%
Lincoln National
  Insurance (15%)               13     1,364                                            1,377    5.3%
Prudential Insurance (15%)                 8        9      10       11       967        1,005    3.9%
Allstate Life
  Insurance (15%)                                  14      16       18     1,677        1,725    6.7%
Northwestern Mutual
  Life Ins. (35%)                                                                           0    0.0%
Nationwide Life
  Insurance (15%)                                   3       5        5     1,731        1,744    6.7%
Northwestern
  Mutual Life Ins. (40%)                                                   3,894        3,894   15.0%
Central Bank, Trustee (1%)                                 73                              73    0.3%
Phoenix Mutual (30%)*                       21     44      48       52     2,835        3,000   11.6%
Connecticut
  General Life
  Ins. Co. (33%)                                                           9,823        9,823   38.0%
Erie Insurance (1%)                                        50                              50    0.2%
                            -------------------------------------------------------------------------
Total Share of
  Co-Investment Loans        $  47      $1,442   $123  $3,257      $86   $20,927      $25,882  100.0%
                            =========================================================================
  Percent to Total            0.2%        5.6%   0.5%   12.6%     0.3%     80.9%       100.0%   10.6%
                            =========================================================================
Total Including Share of
  Co-Investment Debt        $7,127     $29,706 $56,045 $6,137   $1,403  $143,731     $244,149  100.0%
                            =========================================================================

Percent to Total              2.9%       12.2%   23.0%   2.5%     0.6%     58.9%       100.0%  100.0%
                            =========================================================================

  *  This seven-year loan closed April 25, 1996.










                                        6
AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON"
                 (WHOLLY-OWNED PROPERTIES)
   THREE MONTHS ENDED MARCH 31, 1996 VERSUS THREE MONTHS ENDED MARCH 31, 1995 Excluding Sope IV, Autumn Chase II, Gleneagles II and Regents III

                              1/1/96 - 3/31/96    %       1/1/95 - 3/31/95
                          Amount/%  Per  Per   Change Amount/% Per  Per
                                    Unit Sq Ft                 Unit Sq Ft
Weighted Avg. Occupancy
  Dallas                  95.0%                -0.5%  95.4%
  Atlanta                 94.3%                -2.1%  96.3%
  Austin                  93.7%                -3.2%  96.9%
  Indianapolis            93.5%                 1.8%  91.9%
  Eastern Kansas          91.2%                -2.1%  93.1%
  Chicago                 92.8%                -0.4%  93.1%
                          ---------------------------------
      Weighted Average    94.1%                -1.1%  95.1%
                          =================================
Weighted Avg. Rental Rate
  Dallas                           $614         5.2%           $584
  Atlanta                          $709         6.4%           $667
  Austin                           $651         6.6%           $611
  Indianapolis                     $566         5.0%           $539
  Eastern Kansas                   $637         4.8%           $608
  Chicago                          $889         8.2%           $822
                                   --------------------------------
      Weighted Average             $645         5.7%           $610
                                   ================================

Total Property Revenues             Per Month                      Per Month
  Dallas           $  7,404,616    $604  $0.73  5.4%  $7,026,436  $573  $0.69
  Atlanta          $  4,493,106    $685  $0.73  4.3%  $4,306,140  $656  $0.70
  Austin           $  1,753,170    $625  $0.85  3.8%  $1,689,383  $602  $0.82
  Indianapolis     $  1,647,187    $551  $0.67  6.7%  $1,543,642  $517  $0.63
  Eastern Kansas   $  1,632,328    $599  $0.70  2.6%  $1,590,374  $584  $0.68
  Chicago          $    689,158    $908  $1.06 10.1%  $  625,868  $825  $0.96
                   ----------------------------------------------------------
      Total         $17,619,564    $627  $0.74  5.0%  $16,781,843 $597  $0.70
                   ==========================================================

Property Operating Expenses       (Annualized)                   (Annualized)
  Dallas           $  3,323,095  $3,252  $3.93  4.9%  $3,167,869  $3,100  $3.75
  Atlanta          $  1,671,209  $3,055  $3.26 11.3%  $1,501,980  $2,746  $2.93
  Austin           $    779,309  $3,334  $4.53 13.0%  $  689,773  $2,951  $4.01
  Indianapolis     $    616,755  $2,477  $3.01 15.1%  $  535,862  $2,152  $2.61
  Eastern Kansas   $    608,711  $2,682  $3.12 13.9%  $  534,247  $2,354  $2.74
  Chicago          $    478,678  $7,568  $8.85  9.2%  $  438,343  $6,930  $8.11
                   ------------------------------------------------------------
      Total        $  7,477,755  $3,193  $3.77  8.9%  $6,868,075  $2,933  $3.46
                   ============================================================
Operating
Efficiency                42.4%                           40.9%
                          =====================================

Net Operating Income                Per Month                        Per Month
  Dallas           $  4,081,521    $333  $0.40    5.8%  $3,858,567  $315 $0.38
  Atlanta          $  2,821,897    $430  $0.46    0.6%  $2,804,160  $427 $0.46
  Austin           $    973,861    $347  $0.47   -2.6%  $  999,610  $356 $0.48
  Indianapolis     $  1,030,432    $345  $0.42    2.2%  $1,007,780  $337 $0.41
  Eastern Kansas   $  1,023,618    $376  $0.44   -3.1%  $1,056,127  $388 $0.45
  Chicago          $    210,481    $277  $0.32   12.2%  $  187,525  $247 $0.29
                   -----------------------------------------------------------
      Total         $10,141,809    $361  $0.43    2.3%  $9,913,768  $353 $0.42
                   ===========================================================
Operating Margin          57.6%                              59.1%
                          ========================================

Capital Expenditures              (Annualized)                     (Annualized)
  Dallas           $    120,407    $118  $0.14  -21.4%  $153,260    $150  $0.18
  Atlanta          $    121,201    $222  $0.24  180.2%  $ 43,251     $79  $0.08
  Austin           $     24,458    $105  $0.14  -37.1%  $ 38,872    $166  $0.23
  Indianapolis     $     22,274     $89  $0.11   73.5%  $ 12,838     $52  $0.06
  Eastern Kansas   $     16,225     $71  $0.08   49.5%  $ 10,855     $48  $0.06
  Chicago          $     21,329    $337  $0.39  -41.2%  $ 36,251    $573  $0.67
                   ------------------------------------------------------------
      Total        $    325,894    $139  $0.16   10.3%  $295,328    $126  $0.15
                   ============================================================

Repairs and Maintenance           (Annualized)                     (Annualized)
  Dallas           $    460,904    $451  $0.55  10.2%  $418,149     $409  $0.49
  Atlanta          $    210,515    $385  $0.41  23.6%  $170,271     $311  $0.33
  Austin           $    114,850    $491  $0.67   8.9%  $105,491     $451  $0.61
  Indianapolis     $    120,237    $483  $0.59  48.7%  $ 80,864     $325  $0.39
  Eastern Kansas   $     91,540    $403  $0.47  40.9%  $ 64,970     $286  $0.33
  Chicago          $    100,862  $1,595  $1.87  42.0%  $ 71,025   $1,123  $1.31
                   ------------------------------------------------------------
      Total        $  1,098,907    $469  $0.55  20.7%  $910,769     $389  $0.46
                   ============================================================

Real Estate Taxes                 (Annualized)                     (Annualized)
  Dallas           $   987,890    $958  $1.16    4.6%    $936,137   $916  $1.11
  Atlanta          $   372,504    $681  $0.73   14.4%    $325,686   $595  $0.64
  Austin           $   207,297    $887  $1.20   -0.8%    $208,941   $894  $1.21
  Indianapolis     $   179,025    $719  $0.87    0.7%    $177,828   $714  $0.87
  Eastern Kansas   $   194,712    $858  $1.00   10.3%    $176,550   $778  $0.90
  Chicago          $   144,375  $2,283  $2.67  -11.2%    $162,648 $2,572  $3.01
                   ------------------------------------------------------------
      Total        $ 2,076,803    $887  $1.05    4.5%  $1,987,790   $849 $ 1.00
                   ============================================================
                                        7


AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION
As of March 31, 1996

                                                                                                                         Qtr ended
                                                                           Approx      Average      Qtr ended 3/31/96    3/31/96
                                             Year   Year      Numr     Rentable Area   Unit Size    Average Rental Rate  Average
     PROPERTIES          Location           Acqrd   Compl   of Units     (Sq. Ft.)   (Square Feet)  Per Unit  Per Sq Ft  Occupancy
                                            >
Dallas/Ft. Worth, TX
Amli at Autumn Chase     Carrollton, TX      1991    1987        226       180,868           800       $638    $0.80        93.7%
Amli at Bear Creek       Euless, TX          1989    1986        350       275,010           786        571     0.73        92.5%
Amli at Beekman Place    Dallas, TX          1990    1985        224       250,040         1,116        718     0.64        94.9%
Amli at Chase Oaks       Plano, TX           1994    1986        250       193,736           775        655     0.85        96.5%
Amli at Gleneagles       Dallas, TX          1988    1987        326       274,300           841        615     0.73        95.2%
Amli on the Green        Ft. Worth, TX       1994    1990-1993   424       358,560           846        665     0.79        94.3%
Amli at Nantucket        Dallas, TX          1988    1986        312       222,208           712        515     0.72        96.4%
Amli of North Dallas     Dallas, TX       1989/1990 1985/1986    808       655,550           811        585     0.72        96.5%
Amli at Reflections      Irving, TX          1993    1986        212       174,332           822        636     0.77        94.2%
Amli on Rosemeade        Dallas, TX          1990    1987        236       205,382           870        632     0.73        94.6%
Amli on Timberglen       Dallas, TX          1990    1985        260       201,198           774        556     0.72        94.1%
Amli at Valley Ranch     Irving TX           1990    1985        460       389,940           848        651     0.77        94.4%
                                                               ------------------------------------------------------------------
       Subtotal-Dallas/Ft. Worth, TX                           4,088     3,381,124           827       $614    $0.74        95.0%
                                                               ------------------------------------------------------------------
Atlanta, GA
Amli at Sope Creek       Marietta, GA             1982/1983      463       424,837           918       $640    $0.70        92.2%
Amli at Sope
  Creek Phase IV         Marietta, GA                1995        232       207,556           895        727     0.81        91.1%
Amli at Spring Creek     Dunwoody, GA             1985-1988    1,180     1,080,560           916        688     0.75        94.1%
Amli at Vinings          Atlanta, GA         1992    1985        208       229,708         1,104        770     0.70        96.3%
Amli at West Paces       Atlanta, GA         1993    1992        337       314,707           934        844     0.90        96.2%
                                                               ------------------------------------------------------------------
  Subtotal-Atlanta, GA                                         2,420     2,257,368           933       $711    $0.76        94.0%
                                                               ------------------------------------------------------------------
Austin, Texas
Amli at the Arboretum    Austin, TX          1986    1983       231        178,116           771       $683    $0.89        95.1%
Amli in Great Hills      Austin, TX          1991    1985       344        256,892           747        656     0.88        93.1%
Amli at Martha's Vineyrd Austin, TX          1992    1986       360        253,328           704        627     0.89        93.4%
                                                                -----------------------------------------------------------------
     Subtotal-Austin, TX                                        935        688,336           736       $651    $0.88        93.7%
                                                                =================================================================
Eastern Kansas
Amli at Alvamar          Lawrence, KS        1994    1989       152        125,800           828       $633    $0.77        94.3%
Amli at Crown Colony     Topeka, KS          1994    1986       156        120,984           776        554     0.71        85.0%
Amli at Regents Center   Overland Park, KS   1994  1991-1995    300        274,170           914        710     0.78        95.4%
Amli at Sherwood         Topeka, KS          1994    1993       300        260,340           868        610     0.70        88.6%
                                                                -----------------------------------------------------------------
  Subtotal-Eastern KS                                           908        781,294           860       $637    $0.74        91.2%
                                                                -----------------------------------------------------------------
Indianapolis, IN
Amli at Riverbend        Indianapolis, IN 1992/1993 1983/1985   996        820,712           824       $566    $0.69        93.5%
                                                                -----------------------------------------------------------------
Chicago, IL
Amli at Park Sheridan    Chicago, IL         1989    1986       253        216,315           855       $889    $1.04        92.8%
                                                                -----------------------------------------------------------------
  TOTAL PROPERTIES                                            9,600      8,145,149           848       $647    $0.76        94.0%
                                                              ===================================================================
CO-INVESTMENT PROPERTIES
Atlanta, GA
Amli at Towne Creek      Gainesville, GA             1989       150        121,722           811       $615    $0.76        97.3%
Amli at Willeo Creek     Roswell, GA         1995    1989       242        297,302         1,229        759     0.62        93.4%
                                                                -----------------------------------------------------------------
  Subtotal-Atlanta, GA                                          392        419,024         1,069       $704    $0.66        94.9%
                                                                -----------------------------------------------------------------
Chicago, IL
Amli at Prairie Court    Chicago, IL                 1987       125        105,578           845     $1,023    $1.21        94.4%
Amli at Windbrooke       Chicago, IL         1995    1987       236        213,160           903        897     0.99        99.0%
Amli at Chevy Chase      Chicago, IL         1996    1988       592        480,676           812        816     1.01        91.2%
                                                                -----------------------------------------------------------------
  Subtotal-Chicago, IL                                          953        799,414           839       $863    $1.03        93.6%
                                                                -----------------------------------------------------------------
Austin, TX
Amli at Park Place       Austin, TX          1994    1985       588        397,968           677       $598    $0.88        95.6%
                                                                -----------------------------------------------------------------
Houston, TX
Amli at Champions
  Centre                 Houston, TX         1994    1994       192        164,480           857       $723    $0.84        94.4%
Amli at Champions Park   Houston, TX         1994    1991       246        221,646           901        689     0.76        85.2%
Amli at Greenwood Forest Houston, TX         1995    1995       316        310,844           984        742     0.75        84.4%
                                                                -----------------------------------------------------------------
  Subtotal-Houston, TX                                          754        696,970           924       $720    $0.78        87.2%
                                                              -------------------------------------------------------------------
  TOTAL CO-INVESTMENT PROPERTIES                              2,687      2,313,376           861       $742    $0.86        92.4%
                                                             ====================================================================
  TOTAL                                                      12,287     10,458,525           851       $668    $0.78        93.7%
                                                             ====================================================================

                                      8

                      AMLI RESIDENTIAL PROPERTIES TRUST

                            Acquisition Activity
                             First Quarter 1996
                                                                              Total
                                                                 Number    Acquisition         Percent
 Closing Date       Community Name          City/State           of Units  Cost (millions)     Ownership
   March, 1996      Amli at Chevy Chase      Buffalo Grove, IL        592           45.9                33%
   April, 1996      Amli at Willowbrook      Willowbrook, IL          488           38.3                40%
                                                                    -----          -----
                                                                    1,080          $84.2
                                                                    =====          =====

























                                9


                      Amli Residential Properties Trust
                            Development Activity
                             First Quarter 1996
                                                                                                         Percent
                    No.        Total Cost    Percent   Constr.        First Units    Compl.    Stabil.   Constr.   Percent   Est.
Community Name      of Units   (mill.)       Ownership Start Date     Occupied       Date      Date      Complete  Leased    Yield
UNDER CONSTRUCTION

Atlanta, Georgia
Amli at
 Sope Creek IV           232       $10.9     100%       3Q/94         2Q/95          4Q/95     1Q/96     100%       98%      12.3%
Amli at Pleasant
  Hill                   502        26.1      40%       3Q/94         2Q/95          3Q/96     4Q/96      87%       72%      12.5%
Amli at Barrett
  Lakes                  446        27.8      35%       3Q/95         4Q/96          4Q/97     2Q/98       7%       N/A      10.2%
Amli at River
  Park                   222        15.2      40%       4Q/95         4Q/96          2Q/97     4Q/97       4%       N/A      10.0%

Dallas, Texas
Amli at Autumn
  Chase II               224        10.7     100%       1Q/95         4Q/95          2Q/96     4Q/96       86%     47%       11.2%
Amli at
  Gleneagles II          264        13.3     100%       3Q/95         2Q/96          4Q/96     2Q/97       29%     N/A       11.2%

Aurora, Illinois
Amli at Aurora
  Crossing*              272        24.0     100%       2Q/96         4Q/96          4Q/97     4Q/97        0%     N/A       10.0%

Overland Park,
  Kansas
Amli at Regents
  Center III             124         7.5     100%       3Q/95         2Q/96          3Q/96     1Q/97       8%     N/A       10.2%
- ---------------------------------------------------------------------------------------------------------------------------------
Total/Average          2,286      $135.5                                                                                     9.9%
=================================================================================================================================

PLANNING STAGE

Atlanta, Georgia
Amli at Northwinds I     400

Dallas/Forth
  Worth, Texas
Amli at
  Fossil Creek*          384
Amli at Autumn
  Chase III              240
Amli on
  Rosemeade II           200

Austin, Texas
Amli at Wells Branch*    550

Topeka, Kansas
Amli at Crown Colony II   64

* The land for this development is wholly-owned. Amli anticipates developing this property in partnership with an institutional investor.

Under Construction:These developments have been announced, are financed and are currently under development.

Planning Stage:These developments are in the planning and preliminary development stages.





                                     10